EXHIBIT 10.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE

PAGE OF PAGES: 1 | 3

2. AMENDMENT/MODIFICATION NO.: 0003

3. EFFECTIVE DATE: See Block 16C

4. REQUISITION/PURCHASE REQ. NO.: OS150001

5. PROJECT NO. (if applicable)

6. ISSUED BY CODE ASPR-BARDA

ASPR-BARDA
200 Independence Ave., S.W.
Room 640-G
Washington DC 20201

7. ADMINISTERED BY (If other than Item 6) CODE ASPR-BARDA01

ASPR-BARDA
330 Independence Ave, SW, Rm G644
Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

BIOCRYST PHARMACEUTICALS, INC. 726613
BIOCRYST PHARMACEUTICALS, INC.
4505 EMPEROR BLVD STE 200
DURHAM NC 277038457

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201500007C

10B. DATED (SEE ITEM 13) 03/27/2015

CODE 726613 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ____ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
2015.1990500.25103 Net Increase: $5,370,584.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

D. OTHER (Specify type of modification and authority)

X Mutual Agreement of the Parties and FAR 52.217-7

E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 62-1413174
DUNS Number: 618194609

A. The purpose of this bi-lateral modification is to exercise Option 2 under CLIN 0003 of the contract in the amount of $4,190,243 and to add funding to the Base Period in the amount of $1,180,341.

1. The total period of performance of Option 2 CLIN 0003 under the contract is from 15 September, 2015 through 14 April, 2017. The total Base Period of the contract remains unchanged, at 31 March 2015 through 30 September 2016.

2. This modification hereby results in an increase in the total amount of the contract as Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print): Jon P. Stonehouse CEO

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print): THOMAS P. HASTINGS

15B. CONTRACTOR/OFFEROR: [signature] (Signature of person authorized to sign)

15C. DATE SIGNED: 8-25-15

16B. UNITED STATES OF AMERICA: [signature] (Signature of Contracting Officer)

16C. DATE SIGNED: 8/28/15

NSN 7540-01-152-8070
Previous edition unusable

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500007C/0003 | PAGE 2 OF 3

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	follows:				
	a. The Total Estimated Cost of the Base Period is increased by $1,180,341				
	b. The Total Estimated Cost of Option 2 is ***				
	c. The overall Total Estimated Cost of the contract is increased by ***, from *** to ***				
	d. The Total Estimated Fee of Option 2 is *** thereby increasing the Total Estimated Fee of the contract from *** to ***				
	e. The Total Estimated Cost Plus Fixed Fee of the contract is increased by $5,370,584, from $12,252,729 to $17,623,313				
	3. The following Attachments are deleted in their entirety and replaced with the following:				
	a. Attachment 1, Statement of Work, dated August 20, 2015 (17 pages)				
	b. Attachment 2, Milestone and Deliverables Chart, dated August 20, 2015 (4 pages)				
	c. Attachment 3, BCX4430 Manufacturing Summary, dated August 20, 2015 (1 page)				
	d. Attachment 4, Gantt Chart, dated August 20, 2015 (2 pages)				
	B. This change does not increase the period of performance of the Base Period/CLIN 0001. All other terms and conditions of the contract remain unchanged. Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR 200 C St SW WASHINGTON DC 20201 US				
	Appr. Yr.: 2015 CAN: 1990500 Object Class: 25103 FOB: Destination Period of Performance: 03/31/2015 to 04/14/2017				
	Change Item 1 to read as follows(amount shown is the obligated amount):				
1	ASPR-15-02995 -- Base funds to BioCryst Pharmaceuticals for the manufacture BCX4430 Obligated Amount: $1,180,341.00				1,180,341.00
	Delivery: 09/15/2015 Amount: $12,133,606.00				
	Amount: $1,180,341.00				
	Continued ...				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201500007C/0003	PAGE 3 OF 3

NAME OF OFFEROR OR CONTRACTOR
BIOCRYST PHARMACEUTICALS, INC. 726613

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Change Item 3 to read as follows(amount shown is the obligated amount):				
3	Option 2 Non-clinical NDA-enabling Toxicology IM Obligated Amount: $4,190,243.00				4,190,243.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

ATTACHMENT 1

Statement of Work

HHSO100201500007C

BCX4430 NDA Enabling CMC and Non-Clinical Toxicology Studies

August 19, 2015

PREAMBLE

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-10-100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget, or deliverables to add or delete deliverables, process, or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of BCX4430, a novel small molecule nucleoside with broad spectrum antiviral activity being developed for diseases caused by RNA pathogens. BCX4430, an inhibitor of viral RNA – dependent RNA polymerase (RdRp), is the lead compound in our broad-spectrum antiviral program to meet the need for a parenteral, direct-acting antiviral medical countermeasure (MCM) having efficacy across multiple viruses. The scope of work for this contract includes preclinical and manufacturing development activities that fall into the following areas: manufacturing of clinical trial material, manufacturing process improvements and development, non-clinical toxicology studies; and all associated regulatory, quality assurance, management, and administrative activities. The proposed activities take into account the Ebola virus disease (EVD) outbreak in West Africa. The R&D effort will contribute toward an NDA filing for BCX4430. Overall, this Statement of Work (SOW) focuses on:

•	Drug substance (DS) and drug product (DP) manufacturing process development activities that will be conducted at US based facilities, which will result in the ability to consistently produce high quality, cGMP compliant material and deliver drug supply that could be available for deployment as a medical countermeasure during the Ebola crisis and support future clinical and non-clinical studies
•	Nonclinical development activities to advance the intramuscular (IM) and intravenous (IV) formulation through NDA-enabling toxicology including *** and *** studies in the ***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

1	BASE: Manufacture of Clinical Trial Material

Duration: 18 months

Drug Substance and Drug Product cGMP manufacturing by US suppliers to support non-clinical and clinical activities. Drug Substance will be produced following an *** starting with ***, which will be used as the GMP starting material to produce BCX4430.

The primary objectives will be to

•	Produce *** batches of BCX4430 drug substance following ***.
•	Conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization

1.1.        Procurement of Starting Materials

The contractor shall procure the starting materials to produce *** of the current manufacturing process of BCX4430. The key starting materials to be procured are *** and ***.

1.1.1.   Procurement of Starting Materials to produce two 35 kg batches of BCX1777

The contractor shall procure *** and *** for the manufacture of *** of *** to support a *** campaign (WBS 1.4.1 and 1.4.2) and a *** batch of BCX4430 (Clinical Trial Material Batch *** WBS1.7.1)

1.2.        Further Process Improvements of ***

The contractor shall conduct further process improvements that may be identified focused on improving the existing plant-scale processes following generally the same ***.

1.2.1 Conduct Process Improvements

The contractor shall conduct the process improvements with existing plant-scale processes.

1.2.2 Determination that Process is Sufficient to move to Commercial Scale up

The contractor shall evaluate the processes developed and provide sufficient information through a deliverable that will enable BARDA to determine that the processes are sufficient to move to commercial scale –up activities.

1.3.        Manufacture of *** at ***

The contractor shall produce *** of *** will be utilized as the starting material for the manufacture of BCX4430 in accordance with cGMP guidance.

1.3.1.   Manufacture of *** of *** (Batch ***)

The contractor shall produce *** of *** using the existing process at ***.

1.3.2.   Manufacture of *** of *** (Batch ***)

The contractor shall produce *** of *** using the existing process at ***.

1.4.        Manufacturing Campaign of BCX4430

The contractor shall produce *** batches of BCX4430 at *** in compliance with cGMP.

1.4.1.   Manufacturing of *** of cGMP BCX4430 (DS Batch ***)

The contractor shall produce and release *** of cGMP BCX4430 ***.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

1.4.2.   Manufacturing of *** of cGMP BCX4430 (DS Batch ***)

The contractor shall produce and release *** of cGMP BCX4430 ***.

1.4.3.   Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of DS Batches ***.

1.4.4.   Drug Substance Stability Studies

The contractor shall place samples from DS Batch *** of BCX4430 on a *** stability program at *** and a *** accelerated stability study at ***.

Table 1. BCX4430 Drug Substance Stability Study Sampling Points

Test ID	Months
	0	1	3	6	9	12	18	24	48	60
A	X	X	X	X	X	X	X	X	X	X
B	X	X	X	X	X	X	X	X	X	X
C	X	X	X	X	X	X	X	X	X	X
D	X	X	X	X	X	X	X	X	X	X
E	X	X	X	X	X	X	X	X	X	X
F	X	X		X		X	X	X	X	X
G	X	X		X		X	X	X	X	X

NOTE: BARDA will only cover stability activities for ***.

Table 2. BCX4430 Drug Substance Stability Tests

Test ID	Test
A	***
B	***
C	***
D	***
E	***
F	***
G	***

1.5.        Drug Product Development

The contractor shall conduct drug product process improvements that will be focused on validation of analytical methods, stress testing, stability studies, and process design space optimization.

The contractor shall conduct formulation development activities and produce a sterile, parenteral formulation containing *** of the active compound per unit in compliance with cGMP guidance. Initial development efforts will be focused on delivering *** that tolerates terminal sterilization and provides an acceptable stability profile to support a *** shelf life. Additionally, studies to include: *** will be conducted to evaluate the feasibility of ***.

1.5.1.   Stress Conditions Studies

The contractor shall conduct a series of experiments under conditions outlined in ICH guidance to evaluate the stability of the drug product made from available drug substance.

1.5.2.   Design Space Studies

The contractor shall conduct studies to evaluate and define the design space of the formulation process.

1.5.3.   Analytical Method Validation

The contractor shall conduct analytical methods validation or qualification as listed in the table below.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Table 3. BCX4430 Drug Product Methods that will be Validated or Qualified

Test	Method and Objective
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

1.5.4.   Prepare Process Development Report for DP

The contractor shall prepare a process development report summarizing the experiments and results of the studies conducted to define the process and evaluate the formulation.

1.5.5.   Pre-formulation and Physicochemical Properties Studies

The contractor shall conduct studies to determine the physicochemical properties of the drug substance and identify potential formulations and primary packaging for an IM injection based on stability and ability to be produced on manufacturing lines.

1.5.6.   Feasibility Runs

The contractor shall conduct small-scale, nonGMP manufacturing runs of potential formulations and formats.

1.5.7.   Extractable/Leachable Study

The contractor shall conduct studies to determine drug product stability in primary packaging and of syringe types that will be used for delivery.

1.5.8.   Excipient Compatibility Studies for IV Formulation from IM

The contractor shall conduct studies to evaluate the compatibility of the IM formulation added to various standard IV fluids.

1.6.	Manufacturing of Drug Product to Support Clinical Trials

The contractor shall produce *** batches of approximately *** of drug product suitable for clinical trial use. The drug product will produced from the *** cGMP DS Batches *** (WBS 1.4.1 and 1.4.2)

1.6.1.   Manufacture of Clinical Trial Material (CTM Batch ***)

The contractor shall produce approximately *** per cGMP for use in clinical trials which will include active drug and placebo batches to support the future clinical safety study.

1.6.2.   Manufacture of Clinical Trial Material (CTM Batch ***)

The contractor shall produce approximately *** per cGMP for use in clinical trials which will include active drug and placebo batches to support the future clinical safety study.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

1.6.3.   Prepare a Campaign Summary Reports

The contractor shall prepare a campaign summary report of the manufacture and release of CTM Batches ***.

1.6.4.   Drug Product Stability Studies - Active

The contractor shall place drug product on stability based on the following conditions:

Table 4. BCX4430 Drug Product Stability Testing Conditions and Sampling

Stability Conditions	Configuration	Test Points
***	***	***
***	***	***
***	***	***

NOTE: BARDA will only cover stability activities for ***

Testing at each interval, unless otherwise specified below, will include:

***

1.6.5.   Drug Product Stability Studies - Placebo

The contractor shall place drug product on stability based on the following conditions:

Table 5. BCX4430 Drug Product Stability Testing Conditions and Sampling

Stability Conditions	Configuration	Test Points
***	***	***
***	***	***
***	***	***

Testing at each interval, unless otherwise specified below, will include:

***

NOTE: BARDA will only cover stability activities for ***

1.6.6.   Comparability Study

The contractor shall conduct comparability studies evaluating drug substance produced by *** and ***, and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturers is substantially comparable.

1.7.        Manufacture of Additional Supply

That contractor shall produce *** of BCX4430 based on *** facility and subsequently produce *** of drug product at *** suitable for clinical trial use.

1.7.1.   Manufacturing of *** cGMP BCX4430 (DS Batch ***)

The contractor shall produce *** of cGMP BCX4430 from ***.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

1.7.2.   Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of ***.

1.7.3.   Manufacturing of approximately *** (CTM Batch ***)

The contractor shall produce approximately *** of cGMP BCX4430 drug product using drug substance from the *** cGMP BCX4430 (DS Batch ***, WBS 1.7.1).

1.7.4.   Prepare a Campaign Summary Report

The contractor shall prepare a campaign summary report of the manufacture and release of CTM Batches ***

1.7.5.   Stability Studies for DS and DP

The contractor shall conduct drug substance and drug product stabilities for the DS and DP manufactured in from the *** of cGMP BCX4430 drug substance based on *** (WBS 1.6).

NOTE: BARDA will only cover stability activities for ***

1.7.6.   Comparability Studies

The contractor shall conduct comparability studies evaluating drug substance produced by *** and both process at ***, and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both manufacturers and both *** process are substantially comparable.

2 Option 1: Commercial Scale up and NDA Registration Batches

Duration: ***

Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed

Through optimization of manufacturing processes, BARDA will evaluate and determine what process should be sufficient to initiate commercial scale up activities in this Option. This Option will add value to the project through conducting manufacturing regulatory activities that will be needed for future product approval with the FDA.

Decision Criteria:

•	***
•	***

The objective is to produce DS registration batches from the qualified process, ***. This will be determined upon the conclusion of the DS development effort being undertaken by BioCryst and funded by NIAID that is scheduled to conclude in December 2015. Additionally during this stage, the DP manufacturing process would be finalized for the commercial presentation and registration batches produced.

2.1.        Procurement

The contractor shall procure the *** starting materials needed to produce BCX4430.

2.1.1.   Procurement of ***

The contractor shall qualify a vendor(s) to produce the *** and procure enough material to support the manufacture of *** batches of BCX4430 drug substance.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

2.1.2.   Procurement of ***

The contractor shall qualify a vendor(s) to produce the *** and procure enough material to support the manufacture of *** batches of BCX4430 drug substance.

2.2.        Drug Substance Process Scale-up

The contractor shall conduct process development work targeting a *** that can be scaled to plant equipment. This work will include: development of a *** through lab scale studies, process hazard evaluation including RC-1 and digital scanning calorimetry, lab scale qualification runs, pilot plant scale-up technical batches, necessary modifications to analytical methods based on the ***, and plant-scale registration runs.

2.2.1	Further Process Improvements of Final Route

The contractor shall conduct further process improvements that may be identified focused on improving the *** to be scaled up. The *** will be based either ***.

2.2.2	Process Hazard Evaluation

The contractor shall conduct process hazard evaluation studies needed for the scale-up of the optimized process into the plant.

2.2.3 Scale-up Technical Run

The contractor shall conduct a nonGMP manufacturing run at plant-scale to ensure the safety and output of the optimized process.

2.2.4 Analytical Method Development and Qualification

The contractor shall modify, add to, revalidate, or requalify the analytical methods.

2.2.5	Prepare Process Development Report

The contractor shall prepare a process development report describing the experiments and results leading to the selection of the optimized manufacturing process

2.3         Manufacture of cGMP Drug Substance Registration Batches

The contractor shall produce *** cGMP batches of BCX4430 following the *** at a scale comparable to the estimated commercial scale.

2.3.1	Manufacture of DS Batch (DS Batch ***)

The contractor shall manufacture a batch of cGMP BCX4430 at plant scale.

2.3.2     Manufacture of DS Batch (DS Batch ***)

The contractor shall manufacture a batch of cGMP BCX4430 at plant scale.

2.3.3     Manufacture of DS Batch (DS Batch ***)

The contractor shall manufacture a batch of cGMP BCX4430 at plant scale.

2.3.4     Prepare Campaign Summary Report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DS Batches ***.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

2.4         Drug Product Registration Batches

The contractor shall produce *** drug product lots at *** that will be used as the NDA registration batches.

2.4.1     Manufacture of DP Registration (DPR Batch ***)

The contractor shall manufacture a NDA registration batch of cGMP BCX4430 drug product at a scale at least *** the estimated commercial scale.

2.4.2     Manufacture of DP Registration (DPR Batch ***)

The contractor shall manufacture a NDA registration batch of cGMP BCX4430 drug product at a scale at least *** the estimated commercial scale.

2.4.3     Manufacture of DP Registration (DPR Batch ***)

The contractor shall manufacture a NDA registration batch of cGMP BCX4430 drug product at a scale at least *** the estimated commercial scale.

2.4.4     Prepare campaign summary report

The contractor shall prepare a report summarizing the conduct, observations, and results of the manufacturing of DPR Batches ***.

2.5         Stability studies for DS and DP

The contractor shall conduct drug substance and drug product stabilities as described in Table 2 and Table 3 .

NOTE: BARDA will only cover stability activities for ***

2.6         Comparability study

The contractor shall conduct comparability studies evaluating drug substance produced for clinical trials in the base period versus the NDA registration batches manufactured via *** in Option 1, and the subsequently produced drug product, will be conduct per FDA Guidance. These studies will evaluate: in-process checks, impurity profiles, release testing results, and stability profiles at standard and accelerated conditions to ensure the material produced by both processes is substantially comparable.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

3 Option 2: Nonclinical NDA-enabling Toxicology

Duration: ***

Go/No Go Criteria to Initiate: Availability of cGMP BCX4430 *** DS batch manufactured under NIAID contract HHSO100201500007C

Through completion of manufacturing of Drug substance there will be material to conduct further regulatory activities such as the IM non-clinical NDA-enabling toxicology studies in this option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

Decision Criterion:

•	***
•	***

The contractor shall perform nonclinical GLP studies of BCX4430 to characterize ***.

3.1.        GLP *** Toxicology

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report.

Studies include:

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

3.1.1.   Conduct GLP *** toxicology study - ***

3.1.2.   Conduct GLP *** general toxicology study - ***

3.2.        *** toxicology

The contractor shall for each *** study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report.

Studies include:

3.2.1.   Conduct *** assessment in ***

3.2.2.   Conduct *** Dose Range Finding Studies in the ***

3.2.3.   Conduct Definitive *** toxicology in the ***

3.2.4.   Conduct *** toxicology ***

3.3.        Nonclinical ADME

The contractor shall procure radiolabeled BCX4430. In addition for each ADME study, the contractor shall develop the protocol, select and qualify the vendor, conduct the study and analyze study data resulting in a final study report. Studies include:

3.3.1.   Conduct Radiolabeled ADME study - ***

3.3.2.   Conduct Radiolabeled ADME – ***

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies is provided.

Table 6 Nonclinical NDA-enabling Toxicology Studies

Study #	Description	Objective(s)	Species (N)
	GLP *** general toxicology	***	***
	GLP *** general toxicology	***	***
	*** assessment	***	***
	*** Dose Range Finding	***	***
	*** Dose Range Finding	***	***
	Definitive *** toxicology	***	***
	Definitive *** toxicology	***	***
	*** toxicology	***	***
	Radiolabeled ADME	Determine the absorption, distribution, metabolism and excretion of the test article following IM dosing	***
	Radiolabeled ADME	Determine the absorption, metabolism and excretion of the test article following IM dosing	***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

4 Option 3: In vitro Experiments – IV

Duration: ***

Go/No Go to Initiate: Selection of a preliminary IV formulation (LRI) based on initial studies

Through completion of earlier studies, it will be determined what is an appropriate IV formulation to continue with toxicology studies of the IV formulation under this Option. This Option will add value to determine if there is any identified toxicology in in vitro assays before moving to animal studies in Option 4.

Decision Criterion:

•	***
4.1.	*** – IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiments and analyze the data resulting in a study report.

4.2.	Conduct *** Test – IV

The contractor shall develop the protocol, select and qualify the vendor, conduct the experiment and analyze the data resulting in a study report.

A listing of the proposed experiments for the in vitro experiments to be conducted in advance of the nonclinical NDA-enabling toxicology studies for the IV formulation is provided in Table 7 .

Table 7 In vitro Experiments - IV

Study #	Description	Objective(s)	Species (N)
	***	***	***
	***	***	***

4.3 Study Report on all in vitro assays

The contractor shall submit a summarized study report with data and conclusions from all in vitro experiments conducted in table 7 to determine whether there is any toxicology before advancing into non-clinical NDA enabling toxicology studies (Option 5).

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

5 Option 4: Nonclinical NDA-enabling Toxicology - IV

Duration: ***

Go/No Go Criteria to Initiate: WBS 4.3 Study Report on all in vitro assays

Through completion of the IV in vitro toxicology studies with the IV formulation conducted in Option 3 and summarized in WBS 4.3, it will be determined if the IV formulation is safe to move into non-clinical toxicology animal studies in this Option. This Option will add value to the project through conducting additional non-clinical activities that will support a potential future NDA.

Decision Criterion:

•	***
•	***
5.1.	GLP *** Toxicology – IV

The contractor shall for each toxicology study develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.1.1.   Conduct GLP *** IV general toxicology study - ***

5.1.2.   Conduct GLP *** IV toxicology study - ***

5.2.        *** toxicology - IV

The contractor shall for each *** study segment develop the protocol, select and qualify the vendor, conduct in life and recovery phases and analyze study data resulting in a final study report. Studies include:

5.2.1.   Conduct *** assessment in ***

5.2.2.	Conduct *** Dose Range Finding Studies in the ***

5.2.3.   Conduct Definitive *** toxicology in the ***

5.2.4.   Conduct *** toxicology ***

A listing of the proposed studies for the nonclinical NDA-enabling toxicology studies for the IV formulation is provided in Table 8.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Table 8. Nonclinical NDA-enabling Toxicology Studies for an IV Formulation

Study #	Description	Objective(s)	Species (N)
	GLP *** IV general toxicology	***	***
	GLP *** IV general toxicology	***	***
	*** assessment	***	***
	*** Dose Range Finding	***	***
	*** Dose Range Finding	***	***
	Definitive *** toxicology	***	***
	Definitive *** toxicology	***	***
	*** toxicology	***	***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

6 Program Management

The contractor shall provide all expertise needed for the implementation of the activities to be performed under this contract, including: research, manufacturing, regulatory, clinical, statistical analyses, management and administrative activities.

6.1.        Technical and Project Management Support

The contractor shall appoint a Principal Investigator (PI) who will be responsible for all aspects of project performance and communication with the BARDA.

The contractor shall provide project management that will ensure day-to-day monitoring and tracking of progress and timelines, the coordination of project activities and costs incurred.

The contractor shall provide all managerial and administrative functions necessary for overall planning, monitoring, and implementing activities for the completion of the strategic product development plan.

The contractor shall provide for all necessary legal affairs required to ensure the timely acquisition of all proprietary rights, including intellectual property rights and all materials needed to perform the project, as well as reporting to the Government all inventions made in the performance of the project.

6.2.        Subcontractor Management

The contractor shall provide for tracking, coordination and oversight of subcontractor efforts and manage communications with subcontractors.

6.3.        Risk Management

The contractor shall identify project risks, develop risk management strategies and implement mitigation actions.

6.4.        Earned Value Management (EVM)

The contractor shall provide EVM information.

6.5.        Project Communications

The contractor shall provide for project communications including communications with BARDA and external experts.

The contractor shall provide planning and steps required for the conduct of contract review meetings.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

7 Regulatory

The contractor shall ensure adherence to FDA regulations and guidance, including requirements for the conduct of animal studies and assays under GLP, the manufacturing of the therapeutic product under cGMP, and the conduct of clinical trials under GCP standards.

7.1.        Regulatory Authority Interactions

The contractor shall prepare and submit documentation and correspondence to regulatory authorities as required. The contractor shall request and conduct meetings with regulatory authorities to ensure the development program is conducted in accordance with regulatory guidelines and expectations.

7.2.        Quality Assurance

The contractor shall maintain quality assurance documentation. The contractor shall arrange for audits of subcontractor facilities to ensure all planned procedures comply with the FDA regulations and guidance that are required to meet GLP, cGMP and GCP standards. In addition, the contractor shall ensure that all contractor and/or subcontractor records and staff are available for site visits or audits.

7.3.        Expert Collaborations

The contractor shall collaborate with experts in the field in the design of experiments and studies that support the advancement of the development program.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

ATTACHMENT 2

MILESTONE AND DELIVERABLES CHART

August 20, 2015

HHSO100201500007C

WBS	Milestone	Deliverable	Success Criteria	Timing	Go/No-Go for initiation
CLIN 0001 - MANUFACTURE OF CLINICAL TRIAL MATERIAL
1.2.1	Process Improvements Report	Report on Process Development	Process Developed	***
1.2.2	Determination of Sufficient Process for Commercial Scale up	Evaluation report	BARDA approval of developed process	***	N/A
1.3.1	Manufacture *** (Batch ***)	***	Acceptable quality and yield	***	N/A
1.3.2	Manufacture *** (Batch ***)	***	Acceptable quality and yield	***	N/A
1.4.1	Manufacture cGMP BCX4430 (*** campaign DS Batch ***)	BCX4430 DS CofA,	Acceptable quality and yield	***	N/A
1.4.2	Manufacture cGMP BCX4430 (*** campaign DS Batch ***)	BCX4430 DS CofA,	Acceptable quality and yield	***	N/A
1.4.3	Prepare a Campaign Summary Reports	Campaign Reports (DS Batches ***)	Completion of DS Campaigns	***	N/A
1.4.4	Drug substance stability study	Initial Report on stability activities	Stability data	***
1.5	Drug Product Development	DP Process Development Report (WBS 1.5.4) Pre-formulation and Physicochemical Report (WBS1.5.5) Extractable/Leachable Report (WBS 1.5.7)	Completion of Studies	***	N/A
1.5.8	Excipient Compatibility Report for IV Formulation	Compatibility Report	IV formulation completed	***
1.6.1	Manufacture cGMP DP (CTM Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

1.6.2	Manufacture cGMP DP (CTM Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS
1.6.3	Prepare a Campaign Summary Reports	Campaign Reports (CTM Batches ***)	Completion of DP Campaigns	***	N/A
1.6.4	Drug Product stability study - Active	Initial Report on stability activities	Stability Data	***
1.6.5	Drug Product stability study - Placebo	Initial Report on stability activities	Stability Data	***
1.6.6	Comparability Study	Comparability Protocol and Report	Completion of DS and DP Campaigns	***
1.7.1	Manufacture cGMP BCX4340 (*** campaign DS Batch ***)	BCX4430 DS CofA	Acceptable DS process	***	N/A
1.7.2	Prepare a Campaign Summary Report	Campaign Reports (DS Batch***)	Completion of DS Campaign	***	N/A
1.7.3	Manufacture cGMP DP (CTM Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS
1.7.4	Prepare a Campaign Summary Report	Campaign Report (CTM Batches ***)	Completion of DS Campaigns	***	N/A
1.7.5	Drug Substance and Drug Product stability study	Initial report on stability activities	Stability Data	***	Manufacture of 1.7.1 drug substance and 1.7.2 drug product
1.7.6	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	***	N/A
CLIN 0002 – COMMERCIAL SCALE UP AND NDA REGISTRATION BATCHES Go/No Go Criteria to Initiate: WBS 1.2.2 BARDA approval of process developed
2.2	Drug Substance Process Scale-up	Process Development Report (WBS 2.2.4)	Selection of the optimized manufacturing process	***	*** process
2.3.1	Manufacture BCX4340 DS (DS Registration Batch ***)	BCX4430 Registration DS CofA	Acceptable quality and yield	***	*** process
2.3.2	Manufacture BCX4340 DS (DS Registration Batch ***)	BCX4430 Registration DS CofA,	Acceptable quality and yield	***	*** process
2.3.3	Manufacture BCX4340 DS (DS Registration Batch ***)	BCX4430 Registration DS CofA,	Acceptable quality and yield	***	*** process

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

2.3.4	Prepare a Campaign Summary Report	Campaign Reports (DS Batches ***)	Completion of DS Campaign	***	N/A
2.4.1	Manufacture BCX4430 DP (DP Registration Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS
2.4.2	Manufacture BCX4430 DP (DP Registration Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS
2.4.3	Manufacture BCX4430 DP (DP Registration Batch ***)	BCX4430 DP CofA,	Acceptable quality and yield	***	Accepted GMP DS
2.4.4	Prepare a Campaign Summary Report	Campaign Report (CTM Registration Batches ***)	Completion of DS Campaigns	***	N/A
2.5	Drug substance and Drug Product stability study	Report on stability activities	Stability Data	***
2.6	Comparability Study	Comparability Protocol and Report	Comparable DS and DP profiles	***	Accepted GMP DS
CLIN 0003 – NONCLINICAL NDA-ENABLING TOXICOLOGY Go/No Go Criteria to Initiate: /availability of *** cGMP batch of DS manufactured under NIAID contract HHSO100201500007C
3.1.1	Complete GLP ***Tox Study - ***	Study Report	Established NOAEL	***	Drug Substance confirming to release criteria
3.1.2	Complete GLP *** Tox Study - ***	Study Report	Established NOAEL	***	Drug Substance confirming to release criteria
3.2.1	Conduct *** assessment in ***	Study Report	No significant findings	***	N/A
3.2.2	Conduct *** Dose Range Finding Studies in the ***	Study Report	No significant findings	***	N/A
3.2.3	Conduct Definitive *** toxicology in the ***	Study Report	No significant findings	***	N/A
3.2.4	Conduct *** toxicology ***	Study Report	No significant findings	***	N/A
3.3.1	Conduct Radiolabeled ADME study - ***	Study Report	Characterize drug disposition	***	Acceptable Radiolabel Material
3.3.2	Conduct Radiolabeled ADME – ***	Study Report	Characterize drug disposition	***	Acceptable Radiolabel Material

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

CLIN 0004 – IN VITRO EXPERIMENTS – IV Go/No Go to Initiate: selection of an appropriate preliminary IV formulation
4.1.	Conduct *** Test – IV	Study Report	No effect on ***	***	IV formulation WBS 1.5.8
4.2.	Conduct *** – IV	Study Report	No effect on mitotic apparatus	***	N/A
4.3	In Vitro IV experiments	Study report on all In Vitro assays with recommendation to proceed CLIN0005	No toxicology in vitro	***
CLIN 0005 – NONCLINICAL NDA-ENABLING TOXICOLOGY – IV Go/No Go to Initiate: WBS 4.3 Completion of *** IV toxicology studies
5.1.1	Complete GLP *** IV Tox Study - ***	Study Report	Established NOAEL	***	Drug Substance confirming to release criteria
5.1.2	Complete GLP *** IV Tox Study - ***	Study Report	Established NOAEL	***	Drug Substance confirming to release criteria
5.2.1	Conduct *** assessment in ***	Study Report	No significant findings	***	N/A
5.2.2	Conduct *** Dose Range Finding Studies in the ***	Study Report	No significant findings	***	N/A
5.2.3	Conduct Definitive *** toxicology in the ***	Study Report	No significant findings	***	N/A
5.2.4	Conduct *** toxicology ***	Study Report	No significant findings	***	N/A

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

ATTACHMENT 3

BCX4430 MANUFACTURING SUMMARY

August 20, 2015

Starting Material	DS Campaign	CMO	DS Process Desc	DS Timing	DP Campaign	DP Timing	Use	Funding
***	***	***	***	***	***	***	***	***
	***	***		***	***		***	***
***	***	***	***	***	***		***	***
***	***	***		***	***		***	***
***	***	***		***	***	***	***	***
***	***	***		***	***	***	***	***
	***	***		***	***	***	***	***
***	***	***		***	***	***	***	***
***	***	***	***	***	***		***	***
***	***	***	***	***	***	***	***	***
	***	***		***	***	***	***	***
	***	***		***	***	***	***	***
***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

Attachment 4

HHSO100201500007C

August 20, 2015

***

All activities covered under this BioCryst contract will provide merit and value to the Government by ensuring that funding supported under the Base period results in progress towards several activities to ensure moving the BioCryst BCX4430 compound through the development pipeline for future FDA approval. This activities include manufacturing clinical trial material to be used in clinical trials as an urgent need to the Ebola epidemic in west Africa (Base), commercial scale up and manufacturing of registration batches, a regulatory approval requirement (Option 1), non-clinical toxicology studies to support NDA regulatory requirements (Option 2) and non-clinical toxicology studies of the IV formulation first in vitro (Option 3) and then in animals (Option 4) to support NDA regulatory requirements. BioCryst’s ability to complete three critical GO/NO GO contract milestones in the Base period will determine, whether to exercise any follow-on option phases to continue supporting development of the compound.

There are 4 decision points which will trigger advancement to Options.

1.	Trigger 1 (for start of Option 1): Further optimization processes for manufacturing will be developed under the WBS 1.2 Once these activities are sufficient to warrant a scale up manufacturing process, as will be evaluated in a delivered report, process development (milestone WBS1.2, July 2015), Option 1 can begin. In Option 1, the process developed in WBS 1.2 and other processes being developed to manufacture the BCX4430 compound will be evaluated, such that BioCryst can select a process of most value to the Government to generate *** drug substance registration batches that will then be used to make *** drug product registration batches at a scale at least *** the estimated commercial scale which is a regulatory requirement for qualifying a GMP process for manufacturing.

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked "***" and has been filed separately with the

Securities and Exchange Commission pursuant to a Confidential Treatment Application with the Commission.

2.	Trigger 2 (for start of Option 3): In order to conduct toxicology experiments in animals, the IV formulation of BCX4430 will first need to be assessed in vitro through *** as well as *** (Option 3) before moving into animals. Initially a go/no go milestone was established to evaluate excipient compatibility of the IV formulation before initiating these studies. However, since BioCryst has determined that the BCX4430 drug substance to be used in these studies will be available and released *** as well as having identified a preliminary IV solution (LRI) based on initial results, it was determined that there was sufficient data to support the initiation of these in vitro toxicology studies of this formulation - Option 3 (in Vitro experiments- IV) before moving in to animal toxicology studies (Option 4).

3.	Trigger 3 (for start of Option 2): In order to conduct further regulatory activities to support NDA activities, toxicology experiments will need to be conducted in animals as well as radiolabeled absorption, metabolism and excretion studies. The original go/no go criteria was to generate enough drug substance material WBS 1.4.1 that conformed to release criteria to use in these studies. However additional batches of BCX4430 have been manufactured that will start to be available *** and therefore should provide enough material to conduct these non-clinical animal toxicology studies in Option 2, a NDA regulatory requirement.

4.	Trigger 4 (for start of Option 4): In order to proceed with conducting further regulatory activities to support NDA activities for the IV formulation, toxicology experiments will need to be conducted in animals. However, this can only proceed if the preliminary toxicology studies performed in vitro, as evaluated in the in vitro study report (WBS 4.3, ***) demonstrate that the IV formulation is safe.